SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 21, 2002

Claire’s Stores, Inc.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-8899	59-0940416

(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

3 S.W. 129th Avenue, Pembroke Pines, Florida	33027

(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (954) 433-3900

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On November 21, 2002, Claire’s Stores, Inc. (the “Registrant”), filed a press release to announce that Rowland Schaefer, the Registrant’s Chairman, President and Chief Executive Officer has taken a leave of absence from his responsibilities at Claire’s Stores. A copy of the press release is attached as hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1 Press Release.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAIRE’S STORES, INC

Date: November 21, 2002	By: /s/ Ira D. Kaplan

Ira D. Kaplan Chief Financial Officer

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Index to Exhibits

Exhibit No.	Exhibit Title

99.1	Press Release.

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